                                                                   EXHIBIT 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8, and in the Prospectus constituting a part thereof, of our report dated August 6, 1997 appearing on page F-1 of Commodore Separation Technologies, Inc.'s Annual Report on Form 10-K for the fiscal year ended June 30, 1997. We also consent to the reference to us under the caption "Experts" in such Prospectus.



/s/ Price Waterhouse LLP


Philadelphia, Pennsylvania
December 5, 1997